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Exhibit 10.8 Form of Collateral Assignment Split Dollar Agreement


                 COLLATERAL ASSIGNMENT SPLIT DOLLAR AGREEMENT

This Agreement entered into as of _______________, by and between __________(the "Employee") and The Berlin City Bank (the "Bank").

      Whereas, the Bank wishes to provide life insurance coverage on behalf of the Employee; and

      Whereas, Employee will be the sole owner and possessor of the Policy and will assign an interest in the Policy's death benefit and cash value to the Bank as collateral to secure repayment of Bank's premium payments with respect to the Policy; and

      Whereas, it is the intent of the Bank and Employee to define the limited extent of the Bank's security interest in the Policy;

      Now therefore, the Bank and Employee hereby agree as follows:

1.    Interests in the Policy

The Policy, which is the subject of this Split Dollar Agreement, is ____________________ (the "Insurer") Policy Number ____________________ on the
life of the Employee. The Bank's interest in the cash surrender value of the Policy (the "Bank's Interest") shall be equal to the total amount of the premium payments made on the Policy (including any contributions to any trust in the event of a Change in Control as defined below) accumulated at interest at a rate of 3.6% per annum. The Employee's interest in the cash value of the Policy (the "Employee's Interest") shall be equal to the remaining cash surrender value of the Policy, if any, in excess of the Bank's Interest.

2.    Premium Payments

During the term of the Agreement, on or before the due date of each premium payment on the Policy, or within the grace period provided therein, the Bank will pay the entire annual premium due on the Policy for a period of five (5) years. The Employee shall have imputed income each year that this Agreement remains in force in an amount equal to the annual cost of current death benefit protection on the life of the Employee, measured by the lower of (a) the PS 58 rate, as set forth in Revenue Ruling 55-747 (or the corresponding applicable provision of any future Revenue Ruling), or (b) the Insurer's current published premium rate for annually renewable term insurance for standard risks.

In the event of a Change of Control of Northway Financial, Inc. (the
"Company"), the Bank shall pay to a grantor trust established by the Bank for the benefit of creditors of the Bank and the Employee, within 30 days, an amount equal to the present value of the remaining unpaid premiums due on the Policy during the remainder of the first five (5) policy years, based on the then current assumptions used by the Insurer to establish a pre-paid premium account with respect to the Policy.

3.    Death Benefit Amounts

Upon the death of the Employee, and subject to the minimum death benefits available to the Employee as described below, the death benefit payable to the Bank under this Agreement shall be equal to the Bank's Interest in the Policy as defined in Section 1 above.

Upon the death of the Employee, the death benefit payable to the Employee's designated beneficiaries shall be equal to the total death proceeds under the Policy less the amount payable to the Bank as defined above, except that the minimum death benefit payable to the Employee's designated beneficiaries shall be twenty-five thousand dollars ($25,000).

Employee understands that sufficiency of cash value in the Policy to provide expected amounts of death benefit under this Agreement may vary as a result of Policy performance and duration of premium payments and this is in no event guaranteed by the Bank or the Insurer. The Bank makes no representations or warranty as to the merits or risks of the investment performance of the Policy.

4.    Ownership and Rights in the Policy

The Policy will be owned exclusively by the Employee or the Employee's Assignee (for the purposes of this Agreement, Employee's Assignee shall be included in the definition of Employee, unless the context clearly suggests otherwise). While this Agreement is in effect, the Bank has a security interest in the Policy limited exclusively to:

      (a) that portion of the cash surrender value of the Policy equal to the Bank's Interest in the Policy; or

      (b) an amount of the death benefit as defined above in Section 3.

The Employee's rights in the Policy include the right to make any investment choices permitted by the Policy with respect to the cash values of the Policy, the ability to irrevocably assign any of the Employee's rights under the Policy, with the consent of the Bank and the Insurer and to select and change beneficiaries to receive Employee's death benefits. The Employee will not be permitted to borrow against, or totally surrender the Policy as long as the Collateral Assignment remains in force without the express written consent of the Bank. The Employee shall not be permitted to receive a distribution from the cash value of the Policy while the Agreement remains in force, except in accordance with the following rules: the Employee may request and receive a cash withdrawal only from the Employee's Interest in the cash surrender value of the Policy in accordance with the provisions of the Policy without the consent of the Bank, but in no event shall such distribution be permitted prior to the later of termination of the Employee's service with the Bank, or the fifth anniversary of this Agreement, and in no event shall such distribution cause the remaining cash surrender value to be less than the Bank's Interest.

Any other rights in the Policy other than those specifically mentioned in this Agreement must be exercised with the written consent of both the Employee and the Bank.

5.    Assignment of Policy to Secure Bank's Payments

To secure the Bank's Interest in the Policy under this Agreement, Employee will collaterally assign the Policy to the Bank by signing the separate Collateral Assignment. The Collateral Assignment cannot be altered without the Bank's, Employee's and Insurer's written consent.

6.    Termination of Split Dollar Agreement

This Agreement, and all obligations of the Bank to pay premiums under it, will terminate upon the earliest to occur of the following:

      (a) Death of the Employee;
      (b) Written agreement of both the Employee and the Bank to terminate this Agreement;
      (c) Termination of Employee's employment for Cause;
      (d) Failure of the Employee to contribute any amounts that the Bank would otherwise be required to withhold after retirement; and,
      (e) Failure of the Employee to complete all necessary requirements for the Insurer to issue a policy.

Upon termination of this Agreement, the Bank shall receive the Bank's Interest in the Policy as soon as is practical, but in no event shall receipt be later than sixty (60) days from the earliest of the dates listed above. In the event of termination of this Agreement for reason other than the death of the Employee, the Bank's Interest in the Policy under this Agreement shall be satisfied either directly from the cash value of the Policy or by direct payment by the Employee, at the discretion of the Employee. In this event, the recovery of the Bank's Interest shall be limited to the cash surrender value of the Policy as that time. In the event of termination of this Agreement by reason of the death of the Employee, the Bank's Interest in the Policy and under this Agreement shall be satisfied through direct payment from the Insurer from the Policy proceeds.

7.    Payment of Proceeds or Cash Surrender Value to Bank

Upon receipt on the Bank's Interest in the Policy, as provided above, whether from the Policy, or from the Employee, the Bank will release the Collateral Assignment. Upon satisfaction of the Bank's Interest in the Policy, the Employee shall have unrestricted ownership to the Policy.

Upon termination of this Agreement by reason of the death of the Employee, the Insurer in satisfaction of the Employee's obligations, will issue a check directly to the Bank as collateral assignee in an amount set forth in Section 3 above.

8.    Miscellaneous

(a) Not an Employment Agreement. This Agreement does not in any way constitute an employment agreement, and the Bank reserves the right to terminate Employee's employment to the same extent as though this Agreement did not exist. This Agreement may be amended at any time by written agreement signed on behalf of the Bank and by the Employee.

(b) Change in Control. For purposes of this Agreement, a Change in Control shall mean the occurrence of any one of the following events:

      (i) any "Person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act") other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" ( as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

      (ii) persons who, as of the date hereof, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the date hereof shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

      (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50% of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any),
(B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as result of any acquisition of securities directly from the Company) and immediately thereafter beneficially owns 25% or more of the combined voting power of all then outstanding securities.

(c) Termination for Cause. For purpose of this Agreement, whether an Employee has had his employment terminated for Cause shall be determined in the sole discretion of the Bank and shall mean a termination of employment by reason of a finding that the Employee (i) acted dishonestly or engaged in willful misconduct in the performance of his duties for the Bank; (ii) breached a fiduciary duty to the Bank for personal profit to himself; or (iii) willfully violated any law, rule or regulation (other than traffic violations or similar offenses) or any final cease and desist order.

(d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Bank and its successors and assigns, and to the Employee and the Employee's assigns, heirs, executor or personal representative, and beneficiaries.

(e) Notices. Any notice, consent or demand required or permitted under this Agreement shall be made in writing and shall be signed by the party making the notice, consent, or demand. Such notice shall be sent by United States certified mail, postage pre-paid and shall be sent to the other party's last known address as shown on the records of the Bank. The date of such mailing shall be deemed to be the date of such notice consent or demand.

(f) Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the State of New Hampshire.

9.    Claims Procedures

Any person or entity claiming a benefit, requesting an interpretation or ruling under this Agreement, or requesting information under the Agreement (hereinafter referred to as "Claimant") shall present the request in writing to the Bank, which shall respond in writing as soon as practicable. If the claim or request is denied, the written notice of denial shall state the reason for denial, with specific reference to the provisions on which the denial is based, a description of any additional material or information required and an explanation of why it is necessary, and an explanation of the claims review procedure.

Review of Claim. Any Claimant whose claim or request is denied or who has not received a response within sixty (60) days may request a review by notice given in writing to the Bank. Such request must be made within sixty (60) days after receipt by the Claimant of the written notice of denial, or in the event Claimant has not received a response sixty (60) days after receipt by the Bank of Claimant's claim or request. The claim or request shall be reviewed by the Bank which may, but shall not be required to, grant the Claimant a hearing. On review, the Claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

Final Decision. The decision on review shall normally be made within sixty (60) days after the Bank's receipt of Claimant's claim or request. If an extension of time is required for a hearing or other special circumstances, the Claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reason and the relevant provisions. All decisions on review shall be final and bind all parties concerned.

IN WITNESS WHEREOF, the Bank and the Employee have signed this Agreement, which is effective as of the effective date of the Policy described herein.

                                          THE BERLIN CITY BANK




                                            By:
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Attest                                          Title


                                                ---------------------------
                                                Date


                                              EMPLOYEE


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Witness


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                                                 Date